Exhibit 99


                                  PRESS RELEASE

GREENVILLE, S.C., August 2, 2005 - GrandSouth Bancorporation (OTCBB:GRRB), the bank holding company for GrandSouth Bank, today announced second quarter earnings. Net income for the quarter ending June 30, 2005 was $564,133, an increase of 97% compared to net income of $286,042 for the second quarter of 2004. Net income per diluted share for the second quarter of 2005 was $.18 compared to $.10 per diluted share for the second quarter of 2004. For the year to date period ended June 30, 2005, net income equaled $1,067,461 or $.34 per diluted share, up 127% over the earnings reported for six months ended June 30, 2004 of $469,735 or $.15 per diluted share.

Loans, net of reserves, grew to $185 million at June 30, 2005 compared to loans at December 31, 2004 of $174 million. Total assets grew to $232 million at June 30, 2005 compared to $208 million at December 31, 2004. Deposits increased to $197 million at quarter end from $176 million at December 31, 2004.

 "The earnings performance for the second quarter of 2005 was supported by an improving net interest margin, growth in noninterest income, higher earning asset volumes, and modest increases in noninterest expenses", said Ron Earnest President.

GrandSouth Bancorporation is a public company trading in the over-the-counter market under the symbol GRRB.OB with two offices located at 381 Halton Road, Greenville, S.C. and 325 South Main Street, Fountain Inn, S.C. The company has announced plans to establish a new branch office in Anderson, S.C.

Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements.

This release of earnings for the company is a correction of the company press release dated July 26, 2005. A correction has been made to the Weighted Average Number of Common Shares Outstanding and the Weighted Average Number of Common Shares Outstanding, Diluted.


Contact: Ronald K. Earnest, President (864) 770 - 1000

GRANDSOUTH BANCORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS

                                                   At June 30,   At December 31,
                                                       2005            2004 *
                                                   (Unaudited)       (Audited)
                                                   -----------       ---------
ASSETS
Cash and Due From Banks ........................    $  5,756,600    $  5,968,458
Investment Securities ..........................      29,216,433      17,305,988
Loans, net .....................................     185,116,153     174,164,872
Other Assets ...................................      11,934,909      10,490,428
                                                    ------------    ------------

Total Assets ...................................    $232,024,094    $207,929,746
                                                    ============    ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Noninterest bearing deposits ...................    $ 10,746,996    $  8,817,734
Interest bearing deposits ......................     185,922,051     167,328,540
                                                    ------------    ------------
            Total deposits .....................     196,669,047     176,146,274

Borrowings .....................................      22,500,000      19,500,000
Other liabilities ..............................       1,192,103       1,486,514
                                                    ------------    ------------
            Total liabilities ..................     220,361,150     197,132,788

Shareholders' equity ...........................      11,662,944      10,796,958
                                                    ------------    ------------

Total liabilities and shareholders' equity .....    $232,024,094    $207,929,746
                                                    ============    ============

GRANDSOUTH BANCORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

                                                                                  Three Months                  Year-to-date
                                                                                 Ended June 30,                Ended June 30,
                                                                                 --------------                --------------
                                                                             2005            2004            2005            2004
                                                                             ----            ----            ----            ----
Total interest income ..............................................      $3,784,290      $2,491,440      $6,919,537      $4,791,610

Total Interest expense .............................................       1,482,535         902,914       2,732,633       1,718,177
                                                                          ----------      ----------      ----------      ----------
            Net interest income ....................................       2,301,755       1,588,526       4,186,904       3,073,433

Provision for possible loan losses .................................         275,000         225,000         500,000         575,000
                                                                          ----------      ----------      ----------      ----------

            Net interest income after provision for possible
                 loan losses .......................................       2,026,755       1,363,526       3,686,904       2,498,433

Total noninterest income ...........................................         149,095          95,688         286,755         180,187

Total noninterest expense ..........................................       1,279,476       1,007,429       2,279,335       1,938,630
                                                                          ----------      ----------      ----------      ----------

            Income before taxes ....................................         896,374         451,785       1,694,324         739,990

Income tax expense .................................................      $  332,242         165,743         626,864         270,255
                                                                          ----------      ----------      ----------      ----------

            Net Income .............................................      $  564,133      $  286,042       1,067,461         469,735
                                                                          ==========      ==========      ==========      ==========

WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING .....................................       2,382,145       2,382,145       2,382,145       2,382,145
                                                                          ==========      ==========      ==========      ==========

WEIGHTED AVERAGE NUMBER OF
     COMMON SHARES OUTSTANDING, DILUTED ............................       3,223,957       3,198,053       3,214,920       3,192,375
                                                                          ==========      ==========      ==========      ==========

NET INCOME PER COMMON SHARE, BASIC .................................      $     0.24      $     0.12      $     0.45      $     0.20
                                                                          ==========      ==========      ==========      ==========

NET INCOME PER COMMON SHARE, DILUTED ...............................      $     0.18      $     0.10      $     0.34      $     0.15
                                                                          ==========      ==========      ==========      ==========

* The year-end condensed consolidated balance sheet data was derived from audited financial statements but does not include all disclosures required by generally accepted accounting principles.